                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                 CIPRICO INC.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

                                [COMPANY NAME]

-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------

    (5) Total fee paid:


--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

--------------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

    (3) Filing party:

--------------------------------------------------------------------------------

                                  CIPRICO INC.



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



     The Annual Meeting of Shareholders of Ciprico Inc. will be held on Thursday, January 29, 1998, at 3:30 p.m. (Minneapolis time), at the Radisson Plaza Hotel, 35 South Seventh Street, Minneapolis, Minnesota, for the following purposes:

            1.   To set the number of directors at six (6).

            2.   To elect two Class I directors for the ensuing year.

            3. To approve increases in the shares reserved for the Company's 1992 Nonqualified Stock Option Plan, 1994 Incentive Stock Option Plan and 1996 Restricted Stock Plan.

            4. To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.

     Only shareholders of record at the close of business on December 11, 1997, are entitled to notice of and to vote at the meeting or any adjournment thereof.

     Your vote is important. We ask that you complete, sign, date and return the enclosed proxy in the envelope provided for your convenience. The prompt return of proxies will save the Company the expense of further requests for proxies.


                                             BY ORDER OF THE BOARD OF DIRECTORS



                                             ROBERT H. KILL
                                             Chairman and President

Plymouth, Minnesota
December 22, 1997

                                  CIPRICO INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 29, 1998



                                PROXY STATEMENT


                                  INTRODUCTION

     Your Proxy is solicited by the Board of Directors of Ciprico Inc. ("the Company") for use at the Annual Meeting of Shareholders to be held on January 29, 1998, at the location and for the purposes set forth in the notice of meeting, and at any adjournment thereof.

     The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

     Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

     The mailing address of the principal executive office of the Company is 2800 Campus Drive, Plymouth, Minnesota 55441. The Company expects that this Proxy Statement, the related proxy and notice of meeting will first be mailed to shareholders on or about December 22, 1997.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     The Board of Directors of the Company has fixed December 11, 1997, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on December 11, 1997, 5,145,060 shares of the Company's Common Stock were issued and outstanding.
The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.


                             PRINCIPAL SHAREHOLDERS

     The following table provides information concerning persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock as of December 11, 1997. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.


      NAME AND ADDRESS OF          NUMBER OF SHARES
        BENEFICIAL OWNER          BENEFICIALLY OWNED   PERCENT OF CLASS
--------------------------------  -------------------  ----------------
Perkins Capital Management, Inc.
730 E. Lake Street
Wayzata, MN  55391                       1,205,175(1)        23.4%

Woodland Partners
60 South 6th Street, Suite 3750
Minneapolis, MN  55402                     363,700            7.1%

(1) Perkins Capital Management, Inc. has indicated that as of November 30, 1997, it beneficially owns 1,205,175 shares, that it has no voting power as to 908,350 of such shares and that it has sole dispositive power over all of such shares.

                            MANAGEMENT SHAREHOLDINGS

     The following table sets forth the number of shares of Common Stock beneficially owned as of December 11, 1997 by each executive officer of the Company named in the Summary Compensation table, by each current director and nominee for director of the Company and by all directors and executive officers (including the named individuals) as a group. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

NAME OF DIRECTOR/NOMINEE OR        NUMBER OF SHARES
   IDENTITY OF GROUP               BENEFICIALLY OWNED      PERCENT OF CLASS (1)
---------------------------------  ----------------------  --------------------
Robert H. Kill                     94,058 (2)                      1.8%
Donald H. Soukup                   59,250 (3)(4)                   1.1%
Ronald B. Thomas                   55,270 (3)(4)                   1.1%
William N. Wray                    27,000 (3)(5)                    *
Gary L. Deaner                     16,500 (3)(5)                    *
Cory J. Miller                     15,625 (6)                       *
Peyton Gannaway                    12,000 (3)(5)                    *
All officers and directors
  as a group (7 persons)          279,703 (7)                      5.2%

* Less than 1%

      (1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of December 11, 1997, or within sixty days of such date, are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group.

      (2) Amount includes 57,500 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 11, 1997.

      (3) Does not include an option for 6,000 shares which will be granted to such individual as of the date of the Annual Meeting and which will become exercisable as of the date of the Company's 1999 Annual Meeting pursuant to an automatic grant under the Company's 1992 Nonqualified Stock Option Plan.

      (4) Amount includes 36,000 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 11, 1997.

      (5) Such shares are not outstanding but are purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 11, 1997.

      (6) Amount includes 9,750 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 11, 1997.

      (7) Amount includes 194,750 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 11, 1997.

                             ELECTION OF DIRECTORS
                             (PROPOSALS #1 AND #2)

GENERAL INFORMATION

     The Certificate of Incorporation and Bylaws of the Company provide that the Board of Directors shall consist of not less than three directors and not more than six directors, that the number of directors to be elected shall be determined by the shareholders at each annual meeting, and that the number of directors may be increased by the Board between annual meetings. The Certificate of Incorporation also provides for the election of three classes of directors with terms staggered so as to require the election of only one class of directors each year. Only directors who are members of Class I will be elected at the Annual Meeting. Directors who are members of Classes II and III will continue to serve for the terms for which they were previously elected. The Board recommends that the number of directors be set at six and that two Class I directors be elected at the Annual Meeting. The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting is required to set the number of directors at six. The Board of Directors nominates Donald H. Soukup and William N. Wray for re-election as Class I directors. If elected, Messrs. Soukup and Wray will each serve for a three year term as a Class I director and until his successor has been duly elected and qualified.

     Unless authority is withheld, the proxies solicited hereby will be voted for the election of Donald H. Soukup and William N. Wray as directors for a term of three years. If, prior to the meeting, it should become known that either Class I nominee will be unable to serve as a director after the meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors or, alternatively, not voted for any nominee. The Board of Directors has no reason to believe that either nominee will be unable to serve. The election of directors is decided by a plurality of the votes cast. Following is information about the nominees and all other directors of the Company whose terms continue beyond the Annual Meeting.

     Ronald B. Thomas (Class II, term ending at 1999 Annual Meeting), age 54, has been a director of the Company since the Company's incorporation in February 1978 and was Chairman of the Board from March 1988 to January 1996.
He has been a private investor since March 1988. Mr. Thomas served as President and Treasurer of the Company from February 1978 to March 1988 and was the sole proprietor of the Company's unincorporated predecessor.

     Peyton Gannaway (Class II, term ending at 1999 Annual Meeting), age 58, was elected a director of the Company in January 1996. Mr. Gannaway was President, Chief Operating Officer and a director of Anthem Electronics from 1984 until his retirement in 1994. Prior to that time, Mr. Gannaway was Vice President and Senior Vice President of Anthem from 1975 to 1984. Mr. Gannaway is a director of Aptos Semiconductor Corporation.

     Robert H. Kill (Class III, term ending at 2000 Annual Meeting), age 50, has been Chairman of the Board of the Company since January 1996, President since March 1988 and a director since September 1987. Mr. Kill was Executive Vice President of the Company from September 1987 to March 1988, Secretary from September 1987 to July 1988 and from November 1989 to October

1993, and Vice President and General Manager from August 1986 to September 1987. Mr. Kill held several marketing and sales positions at Northern Telecom, Inc. from 1979 to 1986, his latest position being Vice President, Terminals Distribution.

     Gary L. Deaner (Class III, term ending at 2000 Annual Meeting), age 57, was elected a director of the Company in May 1995. Mr. Deaner has been Vice President of Marketing and Strategic Development for J. River, Inc., a software products company, since September 1996. Mr. Deaner was Vice President and General Manager, Lan Connect, of Digi International, Inc., a manufacturer of computer communications products, from January 1995 to September 1996. From August 1991 to January 1995 Mr. Deaner served as President of Arnet Corporation, a subsidiary of Digi International, and from 1985 to 1991 he was Vice President of Marketing for Digi International.

     Donald H. Soukup (Class I, term ending at 1998 Annual Meeting), age 57, became a director of the Company in March 1982. Mr. Soukup has been a private investor for more than five years. Mr. Soukup is also a director of Minntech Corp. and several privately held companies.

     William N. Wray (Class I, term ending at 1998 Annual Meeting), age 69, has been a director of the Company since July 1993. Prior to his retirement in 1988, Mr. Wray held various management positions at Honeywell, Inc., the most recent being Executive Vice President of Honeywell Information Systems (from 1985 to 1989) and Executive Vice President of Corporate Marketing (from 1987 to
1988).

     There are no arrangements or understandings between any of the directors or any other person (other than arrangements or understandings with directors acting as such) pursuant to which any person was selected as a director or nominee of the Company. There are no family relationships among the Company's directors.

COMMITTEE AND BOARD MEETINGS

     The Company's Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. The Audit Committee was established in July 1983 and its current members are Donald H. Soukup, Robert H. Kill and Peyton Gannaway. This committee is responsible for reviewing the Company's internal audit procedures and quarterly and annual financial statements, and reviewing with the Company's independent accountants the results of the annual audit. The Audit Committee met once during fiscal 1997. The Compensation Committee was also established late in fiscal 1983 and its current members are Gary L. Deaner, William N. Wray and Ronald B. Thomas. The Compensation Committee recommends to the Board of Directors from time to time the salaries and other compensation to be paid to executive officers of the Company and administers the Company's stock option and restricted stock plans. The Compensation Committee met once during fiscal 1997. Members of both of such Committees meet informally from time to time throughout the year on Committee matters.

     During fiscal 1997, the Board of Directors held five meetings. Each incumbent director attended 75% or more of the total number of meetings (held during the period(s) for which he has been a director or served on committee(s)) of the Board and of committee(s) of which he was a member.

DIRECTORS FEES

     Directors who are not employees of the Company receive $500 for each Board meeting attended. In addition, under the terms of the Company's 1992 Nonqualified Stock Option Plan, as amended, at each annual meeting, each nonemployee director who is elected or re-elected to the Board at such meeting, or whose term of office continues after the meeting, will receive a seven-year option for 6,000 shares at an exercise price equal to the average of the closing price of the Company's Common Stock for the ten trading days ending with the date of such annual meeting, exercisable on the date of the next annual meeting of shareholders if the director has continued to serve on the Board throughout such period. On January 30, 1997, Messrs. Deaner, Gannaway, Soukup, Thomas and Wray each received an option to purchase 6,000 shares at $14.10 per share. Such options will become exercisable on January 29, 1998.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer and the other executive officer whose total salary and bonus for fiscal 1997 exceeded $100,000.



                                    ANNUAL COMPENSATION                       LONG-TERM COMPENSATION
                                 -------------------------        -------------------------------------------
                                                                                Awards                Payouts
                                                                                ------                -------
                                                                                      Securities
                                                 Other Annual     Restricted Stock    Underlying                     All Other
 Name and Principal           Salary     Bonus   Compensation         Award(s)       Options/SARs    LTIP Payouts  Compensation
      Position        Year      ($)       ($)       ($)(1)              ($)               (#)           ($)            ($)(2)
--------------------  ----   ---------  -------  ------------     ----------------  -------------  ------------    --------------
Robert H. Kill,       1997   161,333     80,558          -0-           73,750(3)         15,000          -0-             7,397
President and         1996   149,333    118,500          -0-              -0-            15,000          -0-             5,110
CEO                   1995   140,000      6,000          -0-            5,002(4)         15,000          -0-             1,402

Cory J. Miller, Vice  1997    78,500     29,216          -0-              -0-             9,500          -0-             2,098
President-Finance     1996    70,975     32,040          -0-              -0-             8,000          -0-             3,790
and CFO               1995    67,875      9,727          -0-              -0-             6,000          -0-               719

(1) Does not include automobile allowance, the amount of which was less than 10% of the individual's listed compensation.

(2) Amount reflects Company contributions to the Company's Savings Plan, a 401(k) plan.

(3) Amount reflects 5,000 shares of restricted stock having an aggregate market value of $75,625 at September 30, 1997. Of such shares, 2,500 shares remain forfeitable until February 1, 1999 and 2,500 remain forfeitable until February 1, 2001 unless Mr. Kill's employment is terminated by the Company without cause or there is a change of control of the Company. Dividends, if declared by the Company, will be paid on the shares.

(4) Amount reflects 1,580 shares of restricted stock having an aggregate market value of $23,899 at September 30, 1997. Dividends, if declared by the Company, will be paid on the shares.


OPTION/SAR GRANTS DURING 1997 FISCAL YEAR

     The following table sets forth information regarding stock options granted to the named executive officers during the fiscal year ended September 30, 1997. The Company has not granted stock appreciation rights.


                NUMBER OF             % OF TOTAL
                SECURITIES            OPTIONS/SARS
                UNDERLYING            GRANTED TO
                OPTIONS/SARS          EMPLOYEES IN          EXERCISE OR BASE
     NAME       GRANTED (#)           FISCAL YEAR           PRICE ($/SH)        EXPIRATION DATE
--------------  ------------       ----------------         ----------------    --------------
Robert H. Kill     15,000(1)           5.0                       14.75              01/30/02

Cory J. Miller      3,500(2)           1.2                       15.25              11/01/01
                    2,000(3)            .7                       11.375             04/01/02
                    4,000(4)           1.3                       14.75              07/14/02

---------------
(1) Such option is exercisable as to 3,750 shares per year commencing January 30, 1998.
(2) Such option is exercisable as to 875 shares per year commencing November 1, 1996.
(3) Such option is exercisable as to 500 shares per year commencing April 1, 1997.
(4) Such option is exercisable as to 1,000 shares per year commencing July 14, 1998.


AGGREGATED OPTION/SAR EXERCISES DURING 1997 FISCAL YEAR
AND FISCAL YEAR END OPTION/SAR VALUES

     The following table provides information related to options exercised by the named executive officers during fiscal 1997 and the number and value of options held at fiscal year end.


                                                                    VALUE OF
                                                  NUMBER OF        UNEXERCISED
                                                 UNEXERCISED      IN-THE-MONEY
                                               OPTIONS/SARS AT   OPTIONS/SARS AT
                                                  FY-END(#)        FY-END ($)
                SHARES ACQUIRED     VALUE       EXERCISABLE/      EXERCISABLE/
     NAME       ON EXERCISE (#)  REALIZED ($)   UNEXERCISABLE   UNEXERCISABLE (1)
--------------  ---------------  ------------  ---------------  -----------------
Robert H. Kill      25,000        $363,550       42,500/37,500    $477,395/$158,430
Cory J. Miller      12,100        $104,716        8,875/18,500    $ 86,867/$116,064

(1) These amounts represent the difference between the exercise price of the in-the-money options and the market price of the Company's Common Stock on September 30, 1997. The closing price of the Company's Common Stock on that day on the Nasdaq Stock Market was $15.125. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.


                  APPROVAL OF INCREASES IN SHARES RESERVED FOR
                      1992 NONQUALIFIED STOCK OPTION PLAN,
        1994 INCENTIVE STOCK OPTION PLAN AND 1996 RESTRICTED STOCK PLAN
                                 (PROPOSAL #3)

PROPOSED RESOLUTIONS

     General. The Board of Directors recommends the adoption of a three-part resolution in order to (1) increase by 350,000 the number of shares reserved for issuance under the 1992 Nonqualified Stock Option Plan (the "1992 Plan"),
(2) increase by 250,000 the number of shares reserved for issuance under the 1994 Incentive Stock Option Plan (the "1994 Plan"), and (3) increase by 75,000 the number of shares reserved for issuance under the 1996 Restricted Stock Plan. The Board of Directors believes that the increases are essential in order to attract and retain managers and employees in a market for high technology personnel which has become extremely competitive and in which the Company's competitors offer substantial equity incentives.

     There were initially 225,000 shares reserved for issuance under the 1992 Plan, which was increased to 375,000 shares upon shareholder approval at the 1996 Annual Meeting, of which 107,714 shares have been issued and 207,489 shares are subject to currently outstanding options. There were initially 375,000 shares reserved for issuance under the 1994 Plan, which was increased to 750,000 shares upon shareholder approval at the 1996 Annual Meeting, of which 115,436 shares have been issued and 658,429 shares are subject to currently outstanding options. There were initially 75,000 shares reserved for issuance under the 1996 Restricted Stock Plan of which 10,770 shares have been issued. In order to provide sufficient shares for future grants to employees, consultants, directors and others, shareholders are asked to approve the reservation of 350,000 additional shares under the 1992 Plan, 250,000 additional shares under the 1994 Plan, and 75,000 additional shares under the 1996 Restricted Stock Plan.

     More detailed descriptions of the Plans to be acted upon are set forth below, but such descriptions are qualified in their entirety by reference to the full text of the Plans, copies of which may be obtained without charge upon written request to the Company's Vice President of Finance.

DESCRIPTION OF 1992 PLAN

     Purpose. The purpose of the 1992 Plan is to promote the success of the Company by facilitating the employment and retention of competent personnel and by furnishing incentive to directors, officers and employees upon whose efforts the success of the Company will depend to a large degree.

     Term. Options may be granted pursuant to the 1992 Plan until the Plan is discontinued or terminated by the Board.

     Administration. The 1992 Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Plan gives broad powers to the Committee to administer and interpret the Plan, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option granted.

     Eligibility. All directors, officers and key employees of the Company or of any subsidiary are eligible to receive options pursuant to the 1992 Plan; provided, however, directors who are not otherwise employees are not eligible to receive options under the Plan except for the formula grant described below. As of December 4, 1997, the Company had approximately 127 employees and directors.

     Directors' Formula Grant. The 1992 Plan provides that at each annual meeting of shareholders, commencing with the 1996 Annual Meeting, each nonemployee director who is elected or reelected to the Company's Board of Directors at such meeting, or whose term of office continues after such meeting, will receive a stock option to purchase 6,000 shares at an exercise price equal to the average of the closing prices of the Company's Common Stock for the ten trading days ending with the date of the annual meeting at which the option is granted. Each such option will be for a term of seven years and will become exercisable on the date of the annual meeting of shareholders following the date of the meeting on which the option was granted if the director has continued to serve on the Board throughout such period. At the 1998 Annual Meeting, Messrs. Soukup, Thomas, Deaner, Gannaway and Wray will each receive an option to purchase 6,000 shares pursuant to such provision.

     Options. When an option is granted under the Plan the Committee at its discretion specifies the option price and the number of shares of Common Stock which may be purchased upon exercise of the option. Unless otherwise determined by the Committee, the option price may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant. The market value of the Company's Common Stock on December 4, 1997 was $12.50. The term during which the option may be exercised and whether the option will be exercisable immediately, in stages or otherwise are set by the Committee, but the option term may not exceed ten years from the date of grant. Each option granted under the 1992 Plan is nontransferable during the lifetime of the optionee. Each outstanding option under the 1992 Plan may terminate earlier than its stated expiration date in the event of the optionee's termination of employment or directorship.

     Amendment. The Board of Directors may from time to time suspend or discontinue the 1992 Plan or revise or amend it in any respect; provided, that no such revision or amendment may impair the terms and conditions of any outstanding option to the material detriment of the optionee without the consent of the optionee except as authorized in the event of merger, consolidation or liquidation of the Company and provided, further, that the provisions relating to the formula grant to nonemployee directors may not be amended more than once every six months except to comport with certain changes in the laws.

     Federal Income Tax Consequences of the Plan. Generally, an optionee will not realize any taxable income on the date an option is granted pursuant to the 1992 Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option price and the fair market value of the Company's Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which options are exercised, equal to the amount of ordinary income recognized by those optionees exercising options, and must withhold income and other employment-related taxes on such ordinary income.

     Plan Benefits. The table below shows the total number of stock options that have been received by the following individuals and groups under the 1992
Plan:


                                                                          Total number of
Name and Position/Group                                                 Options Received (1)
-----------------------                                                 --------------------
      Robert H. Kill, President and Chief Executive Officer                     -0-
      Cory J. Miller, Vice President - Finance and CFO                        2,475
      Current Executive Officer Group (2 persons)                             2,475
      Current Non-executive Officer Director Group (5 persons)              169,500  (2)
      Current Non-executive Officer Employee group (120 persons)            173,978

------------------

(1) This table reflects the total stock options granted without taking into account exercises or cancellations. Because future grants of stock options are subject to the discretion of the Compensation Committee, the future benefits that may be received by these individuals or groups under the 1992 Plan cannot be determined at this time, except for the automatic grants of 6,000 share options to outside directors as described under "Directors' Formula Grant" above.

(2) Includes 6,000 share options which will be granted to Messrs. Soukup, Thomas, Deaner, Gannaway and Wray on the date of the 1998 Annual Meeting pursuant to the provisions of the 1992 Plan.

DESCRIPTION OF 1994 PLAN

     Purpose. The purpose of the 1994 Plan is to promote the success of the Company by affording key employees the opportunity to obtain a proprietary interest in the growth and performance by the Company.

     Term. The term of the 1994 Plan expires on October 21, 2003, ten years from the date the Plan was adopted by the Board; provided, however, the Board may terminate the Plan earlier in the event of a sale by the Company of substantially all of its assets or in the event of a merger, exchange or liquidation of the Company.

     Administration. The 1994 Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Plan gives broad powers to the Committee to administer and interpret the Plan, including the authority to select the individuals to be granted options and to prescribe the particular form and condition of each option granted.

     Eligibility. All officers and key employees of the Company or of any subsidiary are eligible to receive options pursuant to the 1994 Plan.

     Options. Options granted under the 1994 Plan are intended to be "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code (the "Code"). Under current tax law, no incentive stock option may be granted with a per share exercise price less than the fair market value of a share of the underlying Common Stock of the date the incentive stock option is granted. The option exercise price generally may be paid in cash, by certified check or by delivering shares of Common Stock of the Company valued at fair market value as of the date of exercise, unless the Board or Committee restricts the forms of payment available to the optionee. When an option is granted under the Plan, the Committee at its discretion specifies the option price (which may not be less than fair market value) and the number of shares of Common Stock which may be purchased upon exercise of the option. The term during which the option may be exercised and whether the option will be exercisable immediately, in stages or otherwise are set by the Committee, but the option term may not exceed ten years from the date of grant. Each option granted under the 1994 Plan is nontransferable during the lifetime of the optionee. Each outstanding option under the 1994 Plan may terminate earlier than its stated expiration date in the event of the optionee's termination of employment.

     Amendment. The Board of Directors or the Committee may terminate or amend the 1994 Plan at any time, except that the terms of option agreements then outstanding may not be adversely affected without the consent of the individual. Neither the Board nor the Committee may amend the Plan, unless permitted by the Code, if the amendment would materially increase the total number of shares of Common Stock available for issuance under the Plan, materially modify the requirements as to eligibility for participation in the Plan or decrease the price at which options may be granted. Furthermore, the Plan may not be amended, without the approval of the Company's shareholders, in any manner which would cause the options to fail to meet the requirements of incentive stock options as defined under the Code.

     Federal Income Tax Consequences of the Plan. Incentive stock options granted under the Plan are intended to qualify for favorable tax treatment under Code Section 422. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deductions upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

     Plan Benefits. The table below shows the total number of stock options that have been received by the following individuals and groups under the 1994
Plan:


                                                           TOTAL NUMBER OF
               NAME AND POSITION/GROUP                   OPTIONS RECEIVED (1)
               -----------------------                   --------------------
Robert H. Kill, President and Chief Executive Officer          60,000
Cory J. Miller, Vice President - Finance and CFO               23,500(2)
Current Executive Officer Group (2 persons)                    83,500(2)
Current Non-executive Officer Director Group (5 persons)           -0-
Current Non-executive Officer Employee Group (120
persons)                                                      701,365(3)

(1) This table reflects the total stock options granted without taking into account exercises or cancellations. Because future grants of stock options are subject to the discretion of the Compensation Committee, the future benefits that may be received by these individuals or groups under the 1994 Plan cannot be determined at this time.

(2) Includes option for 4,000 shares which has been granted subject to shareholder approval of increase in number of shares reserved.

(3) Includes options for 31,000 shares which have been granted subject to shareholder approval of increase in number of shares reserved.

DESCRIPTION OF RESTRICTED STOCK PLAN

     Purpose. The purpose of the Restricted Stock Plan is to promote the success of the Company by facilitating the employment and retention of competent personnel and by furnishing incentive to officers and employees upon whose efforts the success of the Company and its subsidiaries will depend to a large degree.

     Term. Restricted stock awards may be granted pursuant to the Restricted Stock Plan until the Plan is discontinued or terminated by the Board.

     Administration. The Restricted Stock Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Plan gives broad powers to the Committee to administer and interpret the Plan, including the authority to select the individuals to be granted restricted stock awards, to determine the number of shares of Common Stock of the Company subject to each award, and to prescribe the particular form and conditions of each award granted.

     Eligibility. All officers and key employees of the Company or of any subsidiary are eligible to receive awards pursuant to the Restricted Stock Plan.

     Awards. When a restricted stock award is granted under the Restricted Stock Plan, the recipient receives shares of the Company's Common Stock which are subject to restrictions and the possibility of forfeiture for a period of time set by the Committee. During such restricted period the recipient may not assign, sell, transfer, pledge, hypothecate or otherwise dispose of the shares. Upon issuance of certificates representing such restricted stock, the recipient is entitled to vote such shares and to receive dividends thereon. Under the terms of the Plan, all risks of forfeiture on outstanding restricted stock will lapse upon a "change of control" (as defined in the Plan) of the Company. Each award granted under the Restricted Stock Plan is nontransferable during the lifetime of the participant.

     Amendment. The Board of Directors may amend or discontinue the Restricted Stock Plan at any time, except that no amendment or termination of the Plan shall adversely affect rights of a recipient holding restricted stock.

     Federal Income Tax Consequences of the Plan. Generally, current federal tax law does not require a recipient of a restricted stock award to recognize taxable income in the year in which the restricted stock award is granted. Instead, in the year in which the transfer restriction lapses, the recipient will recognize ordinary income equal to the fair market value of the shares at that time. The Company will also receive an income tax deduction, equal to the amount of ordinary income recognized by the recipient, in the fiscal year in which the restrictions lapse, and must withhold income and other employment-related taxes on such ordinary income. The recipient may, subject to the discretion of the Committee, elect to have all or a portion of such tax withholding obligations satisfied by delivering previously-acquired stock of the Company, including shares received pursuant to a restricted stock award on which the risks of forfeiture have lapsed, of sufficient value to meet the withholding requirements.

     Alternatively, the recipient can file an election under Section 83(b) of the Internal Revenue Code. If such an election is filed, the recipient will recognize ordinary income equal to the fair market value of the restricted shares on the date of the restricted stock award. The Company will receive an income tax deduction, equal to the amount of such ordinary income, in the fiscal year in which the restricted stock award is granted, and must also comply with the tax withholding obligations at that time.

     Plan Benefits. The table below shows the total number of shares of restricted stock that have been received by the following individuals and groups under the 1996 Plan:


                                                                 Total Number of
Name and Position/Group                                        Shares Received (1)
-----------------------                                     -----------------------
Robert H. Kill, President and Chief Executive Officer               5,000
Cory J. Miller, Vice President - Finance and CFO                        0
Current Executive Officer Group (2 persons)                         5,000
Current Non-executive Officer Director Group (5 persons)                0
Current Non-executive Officer Employee Group (120 persons)          5,770

------------------------

(1) This table reflects the total stock awarded without taking into account forfeitures. Because future awards of restricted stock are subject to the discretion of the Compensation Committee, the future benefits that may be received by these individuals or groups under the 1996 Plan cannot be determined at this time.

VOTE REQUIRED.

     The Board of Directors recommends that the shareholders adopt the resolution to approve the increases in the number of shares reserved under the 1992, 1994 and 1996 Plans. Approval of such resolution requires the affirmative vote of the greater of (i) a majority of the shares represented at the meeting with authority to vote on such matter or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the meeting.


     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors of the Company, and persons who beneficially own more than 10 percent of the Company's outstanding shares of Common Stock, to file initial reports of ownership and reports of changes in ownership of securities of the Company with the Securities and Exchange Commission. Officers, directors and greater than 10 percent shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all
Section 16(a) forms they file.

     Based upon a review of the copies of such reports furnished to or obtained by the Company and upon other information known to the Company, the Company believes that during the fiscal year ended September 30, 1997, all filing requirements applicable to its directors, officers or beneficial owners of more than 10% of the Company's outstanding shares of Common Stock were complied with except that one report covering one transaction was filed late by Ronald B. Thomas.


                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

     Effective August 11, 1997, the Company appointed Grant Thornton LLP as the Company's independent auditors for the remainder of fiscal 1997. The firm of KPMG Peat Marwick LLP previously served as the Company's auditors and was dismissed on August 11, 1997 contemporaneously with the appointment of Grant Thornton LLP. There were not, in connection with any prior audit or any subsequent interim period preceding the selection of Grant Thornton LLP, any disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG Peat Marwick LLP would have caused it to make reference in connection with its report to the subject matter of the disagreements, and the former auditors' reports on the financial statements of the Company did not contain any adverse opinion or disclaimer of opinion nor were they qualified as to uncertainty, audit scope or accounting principles. The decision to change auditors was recommended by the Audit Committee and approved by the Board of Directors.

     The Company has not selected its independent auditors for the current fiscal year ending September 30, 1998, pending the Audit Committee's completion of its review of the Company's fiscal 1997 audit. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available at the meeting to respond to appropriate questions from the Company's shareholders.


                                 OTHER BUSINESS

     Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.


                             SHAREHOLDER PROPOSALS

     Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 1999 annual meeting of shareholders must be received by the Company by August 23, 1998, to be includable in the Company's proxy statement and related proxy for the 1999 annual meeting.


                         ANNUAL REPORT TO SHAREHOLDERS

     A copy of the Company's Annual Report to Shareholders for the fiscal year ended September 30, 1997, accompanies this notice of meeting and Proxy Statement. No part of the Annual Report is incorporated herein and no part thereof is to be considered proxy soliciting material.


                                  FORM 10-KSB

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL

YEAR ENDED SEPTEMBER 30, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES THERETO. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH REPORT AND/OR EXHIBITS(S) SHOULD BE DIRECTED TO MR. CORY J. MILLER, VICE PRESIDENT OF FINANCE, AT THE COMPANY'S PRINCIPAL ADDRESS. THE COMPANY'S FORM 10-KSB MAY ALSO BE ACCESSED THROUGH THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        ROBERT H. KILL
                                        Chairman and President
Dated:  December 22, 1997
        Plymouth, Minnesota

                                  CIPRICO INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 29, 1998

    The undersigned hereby appoints ROBERT H. KILL and CORY J. MILLER, and each of them, with full power of substitution, as Proxies to represent and vote, as designated below, all shares of Common Stock of Ciprico Inc. registered in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Radisson Plaza Hotel, 35 South Seventh Street, Minneapolis, Minnesota, at 3:30 p.m. (Minneapolis time) on January 29, 1998, and at any adjournment thereof, and the undersigned hereby revokes all proxies previously given with respect to the meeting.

    The Board of Directors recommends that you vote FOR each proposal below.

1. Set the number of directors at six (6):
  [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

2. Elect two Class I directors: [Nominees: Donald H. Soukup and William N. Wray]

   [ ] FOR all nominees listed above (except those whose names     [ ] WITHHOLD AUTHORITY to vote for all nominees listed above have been written in below)

 To withhold authority to vote for any individual nominee write that nominee's name on the line below

--------------------------------------------------------------------------------

                                  CIPRICO INC.

                       ANNUAL MEETING -- JANUARY 29, 1998

    You can vote ALL proposals FOR or AGAINST the Board of Directors' recommendation, by using the automated telephone voting system. This system is available 24 hours a day. If you wish to abstain from voting, or choose not to vote all proposals for or against the Board of Directors' recommendation, you must complete and sign the proxy voting form and return it in the postage-paid envelope provided.

TELEPHONE VOTING INSTRUCTIONS:

- Using a touch-tone telephone, dial 1-800-240-6326.
- When prompted, enter the three digit company number (001) located on the proxy voting form above your name and address.
- When prompted, enter your seven digit NUMERICAL Personal Identification Number
  (PIN) that follows the company number. DO NOT ENTER the alpha character.
- If you enter an invalid PIN, you will be prompted to re-enter your PIN. You will have three opportunities to enter the correct PIN before the telephone system will end the call.
- When prompted, press "1" to vote all proposals FOR the Board of Directors' recommendation. Pressing "1" will result in a "YES" vote on all proposals.
                                       OR
- Press "9" to vote all proposals AGAINST the Board of Directors' recommendation. Pressing "9" will result in a "NO" vote on all proposals.
- A recorded voice will confirm your vote has been cast as you directed and end the phone call. YOU DO NOT HAVE TO MAIL BACK YOUR PROXY VOTING FORM -- YOUR VOTE HAS BEEN RECORDED ELECTRONICALLY. The deadline for electronic voting by telephone is 12:00 p.m. (EST) two business days prior to the Annual Meeting date.

                     3. Increase (i) by 350,000 the number of shares reserved
                        for the 1992 Nonqualified Stock Option Plan, (ii) by 250,000 the number of shares reserved for the 1994 Incentive Stock Option Plan and (iii) by 75,000 the number of shares reserved for the 1996 Restricted Stock Plan.

                     [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

                     4. OTHER MATTERS. In their discretion, the Proxies are...

                     [ ] AUTHORIZED    [ ] NOT AUTHORIZED...

                     to vote upon such other business as may properly come
                        before the Meeting.

                     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL, AND WILL BE DEEMED TO GRANT AUTHORITY UNDER PROPOSAL NUMBER 4.

                          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                                             DIRECTORS.

                                                   DATE:
                                                   -----------------------------
                                                   , 199__

                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------
                                                   PLEASE DATE AND SIGN ABOVE
                                                   EXACTLY AS NAME APPEARS AT
                                                   THE LEFT, INDICATING, WHERE
                                                   APPROPRIATE, OFFICIAL
                                                   POSITION OR REPRESENTATIVE
                                                   CAPACITY. FOR STOCK HELD IN
                                                   JOINT TENANCY, EACH JOINT
                                                   OWNER SHOULD SIGN.

                                  CIPRICO INC.

                      1992 NONQUALIFIED STOCK OPTION PLAN
                                  (As Amended)


                                   SECTION 1.

                                  DEFINITIONS


  As used herein, the following terms shall have the meanings indicated below:

                 (a) The "Company" shall mean CIPRICO INC., a Delaware corporation.

                 (b) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.

                 (c) "Option Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 11) reserved for options pursuant to this Plan.

                 (d) The "Plan" means the Ciprico Inc. 1992 Nonqualified Stock Option Plan, as amended hereafter from time to time, including the form of Option Agreement.

                 (e) The "Optionee" is an employee, officer or director of the Company or any Subsidiary to whom an option has been granted under the Plan.

                 (f) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. Each of the members of the Committee shall be a "disinterested" person within the meaning of Rule 16b-3, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934 as amended. As of the effective date of the Plan, a "disinterested" person under Rule 16b-3 generally means a person who, among other things, is not eligible and has not at any time within one year prior to appointment to the Committee been eligible to participate in the Plan or in any other plan of the Company entitling participants to acquire stock, stock options or stock appreciation rights.

                 (g) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.

                                   SECTION 2.
                                    PURPOSE

         The purpose of the Plan is to promote the success of the Company and its subsidiaries by facilitating the employment and retention of competent personnel and by furnishing incentive to directors, officers, employees, consultants and other advisors upon whose efforts the success of the Company and its subsidiaries will depend to a large degree.


                                   SECTION 3.

                             EFFECTIVE DATE OF PLAN

         The Plan shall be effective as of January 30, 1992.

                                   SECTION 4.
                                 ADMINISTRATION

         The Plan shall be administered by the Board of Directors of the Company (the "Board") or by a Stock Option Committee (hereinafter referred to as the "Committee" and as defined in Section i(f) of this Plan) which may be appointed by the Board from time to time. The Board or the Committee, as the case may be, shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine the directors, officers and employees to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price and terms and conditions of each option. The Board, or the Committee, shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Board's, or the Committee's, interpretation of the Plan, and all actions taken and determinations made by the Board or the Committee pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan.

         In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

                                   SECTION 5.
                                  PARTICIPANTS

         The Board, or the Committee, as the case may be, shall from time to time, at its discretion and without approval of the shareholders, designate those directors, officers and employees of the Company or of any Subsidiary to whom stock options shall be granted under this Plan; provided, however, that nonemployee directors shall only be entitled to the nonqualified stock options granted under the provisions of Section 10 hereof. Except with regard to nonemployee directors, the Board or the Committee may grant additional options under this Plan to some or all participants then holding options or may grant options solely or partially to new participants. In designating participants, the Board or the Committee shall also determine the number of shares to be optioned to each such participant.

                                   SECTION 6.
                                     STOCK

         The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Option Stock. Seven Hundred Twenty-five Thousand (725,000) shares of Option Stock shall be reserved and available for options under the Plan; provided, however, that the total number of shares of Option Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 11 of the Plan. In the event that any outstanding option under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Option Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.


                                   SECTION 7.

                                DURATION OF PLAN

         Options may be granted pursuant to the Plan from time to time after the Plan is approved by the Board of Directors and until the Plan is discontinued or terminated by the Board.

                                   SECTION 8.
                                    PAYMENT

         Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, certified check, Common Stock of the Company valued at such stock's then "fair market value" as defined in Section 9 below, or such other form of payment as may be authorized by the Board or the Committee.

                                   SECTION 9.
                        TERMS AND CONDITIONS OF OPTIONS

         Each option granted pursuant to the Plan shall be evidenced by a written stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved by the Board or the Committee from time to time and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the Option. Unless otherwise determined by the Board of Directors, the option price per share shall be equal to one hundred percent (100%) of the fair market value of the Option Stock per share on the date the Board or the Committee grants the option. options granted to nonemployee directors shall have an exercise price determined under Section 10 below. For purposes hereof, if the stock of the Company is quoted on the national market system or is listed upon an established stock exchange or exchanges, "fair market value" shall be the closing price of such stock on such national market system or stock exchange or exchanges on the date the option is granted or, if no sale of such stock shall have occurred on that date, on the next preceding day on which there was a sale of stock. The Board, or the Committee, as the case may be, shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

         (b) Term and Exercisability of option. The term during which any option granted under the Plan may be exercised shall be established in each case by the Board, or the Committee, as the case may be, but in no event shall any option be exercisable during a term of more than ten (10) years after the date on which it is granted. The Option Agreement shall state when the option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Board or the Committee may accelerate the exercise date of any option granted hereunder which is not immediately exercisable as of the date of grant.

         (c) Transfer of Option. No option shall be transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution and, during the Optionee's lifetime, the option may be exercised only by the Optionee. If the Optionee shall attempt any transfer of any option granted under the Plan during his lifetime, such transfer shall be void and the option, to the extent not fully exercised, shall terminate.

         (d) Withholding. In the event the Optionee is required under the Option Agreement to pay to the Company, or make arrangements satisfactory to the Company respecting payment of, any federal, state, local or other taxes required by law to be withheld with respect to the option's exercise, the Board or the Committee may, in its discretion and pursuant to such rules as it may adopt, permit the Optionee to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to Optionee as a result of the option's exercise equal to the amount required to be withheld for tax purposes. Any stock to be withheld shall be valued at its "fair market value" as provided under Section 9(a) hereof, as of the date the amount of tax to be withheld is determined under applicable tax law. The Optionee's election to have shares withheld for this purpose shall be made by the Optionee on or before the date the option is exercised, or if later, the ate that the amount of tax to be withheld is determined under applicable tax law. Such election shall also comply with such rules as may be adopted by the Board or the Committee to assure compliance with Rule 16b-3, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

(e)     Other Provisions.  The Option Agreement authorized under this
Section 9 shall contain such other provisions as the Board, or the Committee, as the case may be, shall deem advisable.

                                  SECTION 10.

                         NONQUALIFIED STOCK OPTIONS FOR
                               OUTSIDE DIRECTORS

         Beginning on the date of the first annual shareholders' meeting occurring in 1992, and on each of the following four annual shareholders' meetings, each individual who served as a nonemployee director of the Company during the year preceding such annual meeting shall receive a nonqualified stock option for 6,000 shares. Any individual who served as a nonemployee director for less than a full year preceding the annual meeting shall receive a nonqualified stock option for the number of shares determined by multiplying 6,000 by a fraction, the numerator of which is the number of months during the preceding year that such individual served as a nonemployee director and the denominator of which is 12.

         The exercise price of such option shall be equal to the average of the fair market values of the Company's Common Stock for the ten (10) trading days ending with the date of the annual meeting (unless the annual meeting date is not a trading day, in which case the 10 trading day period will end on the last trading day immediately preceding such annual meeting). Each such nonqualified option shall be for a five (5) year term, and shall be fully exercisable at all times. No action by the Board of Directors or the Committee shall be required in order for the grant of the foregoing nonqualified stock options to be effective, it being the intention of the Company that such stock option grants will occur automatically.

                                  SECTION 11.

                    RECAPITALIZATION, SALE, MERGER, EXCHANGE
                                 OR LIQUIDATION

         In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares o Common Stock effected without receipt of consideration by the Company, the number of shares of Option Stock reserved under Section 6 hereof and the number of shares of Option Stock covered by each outstanding option and the price per share thereof shall be adjusted by the Board of Directors to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

         Unless otherwise provided in the stock option agreement, in the event of the sale by the Company of substantially all of its assets and the consequent discontinuance of its business, or in the event of a merger, exchange or liquidation of the Company, the Board of Directors may, in connection with the Board's adoption of the plan for sale, merger, exchange or liquidation, provide for one or more of the following: (i) the equitable acceleration of the exercisability of any outstanding options hereunder; (ii) the complete termination of this Plan and cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Optionees a reasonable period of time in which to exercise the options prior to the effectiveness of such sale, merger, exchange or liquidation); and (iii) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for sale, merger, exchange or liquidation and provide to Optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such sale, merger, exchange or liquidation. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


                                  SECTION 12.

                               INVESTMENT PURPOSE

         No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Option Stock to Optionee, the Board or the Committee may require Optionee to (a) represent that the shares of option Stock are being acquired for investment and not resale and to make such other representations as the Board, or the Committee, as the case may be, shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Optionee shall not dispose of the shares of Option Stock in violation of the Securities Act of 1933 or any other applicable securities laws. Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 12.


                                  SECTION 13.

                            RIGHTS AS A SHAREHOLDER

         An Optionee (or the Optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 11 of the Plan).


                                  SECTION 14.

                             AMENDMENT OF THE PLAN

         The Board of Directors of the Company may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 11, shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee. Additionally, the provisions of Section 10 shall not be amended more than once every six (6) months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.


                                  SECTION 15.

                        NO OBLIGATION TO EXERCISE OPTION

         The granting of an option shall impose no obligation upon the Optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any subsidiary any obligation to retain the Optionee in its employ for any period.

                                  CIPRICO INC.

                        1994 INCENTIVE STOCK OPTION PLAN
                                  (As Amended)


                                   SECTION 1.

                                  DEFINITIONS

  As used herein, the following terms shall have the meanings indicated below:

  (a)  The "Company" shall mean Ciprico Inc., a Delaware corporation.

  (b) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.

  (c)  "Common Stock" shall mean the common stock of the Company.

  (d) The "Plan" means the Ciprico Inc. 1994 Incentive Stock Option Plan, as amended hereafter from time to time, including the form of Option Agreement.

  (e) The "Optionee" is an employee of the Company or any Subsidiary to whom an option has been granted under the Plan.

  (f) "Committee" shall mean a Committee of two or more persons who shall be appointed by and serve at the pleasure of the Board. Each of the members of the Committee shall be a "disinterested" person within the meaning of Rule 16b-3, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934 as amended. As of the effective date of the Plan, a "disinterested" person under Rule 16b-3 generally means a person who, among other things, is not eligible and has not at any time within one year prior to appointment to the Committee been eligible to participate in the Plan or in any other plan of the Company entitling participants to acquire stock, stock options or stock appreciation rights.

  (g) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.

                                   SECTION 2.

                                    PURPOSE

   The purpose of the Plan is to promote the success of the Company and any Subsidiaries by facilitating the employment and retention of competent personnel and by furnishing incentive to officers and other key employees upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

   It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as "Incentive Stock Options" under the provisions of Section 422 of the Internal Revenue Code. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors.


                                   SECTION 3.

                             EFFECTIVE DATE OF PLAN

   The Plan shall be effective as of the date it is adopted by the Board of Directors of the Company.


                                   SECTION 4.

                                 ADMINISTRATION

   The Plan shall be administered by the Board of Directors of the Company (the "Board") or, to the extent empowered by the Board, by a Stock Option Committee (hereinafter referred to as the "Committee" and as defined in Section 1(f) of this Plan) which may be appointed by the Board from time to time. The Board shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine the employees to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price and terms and conditions of each option. The Committee shall have such powers as are granted to it by the Board. The Board, or the Committee if so empowered by the Board, shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Board's interpretation of the Plan, or the Committee's interpretation if so empowered by the Board, and all actions taken and determinations made by the Board pursuant to the power vested in it hereunder or by the Committee to the extent empowered by the Board, shall be conclusive and binding on all parties concerned. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan.

   In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.


                                   SECTION 5.

                                  PARTICIPANTS

   The Board, or the Committee if so empowered by the Board, shall from time to time, at its discretion and without approval of the shareholders, designate those key employees of the Company or of any Subsidiary to whom stock options shall be granted. Directors of the Company who are otherwise engaged as employees of the Company but who are not also members of the Committee may be designated as participants. The Board, or the Committee if so empowered by the Board, may grant additional options to some or all participants then holding options or may grant options solely or partially to new participants. In designating participants, the Board, or the Committee if so empowered by the Board, shall also determine the number of shares to be optioned to each such participant.


                                   SECTION 6.

                                     STOCK

   The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Common Stock. One Million (1,000,000) shares of Common Stock and shall be reserved and available for options under the Plan; provided, however, that the total number of shares of Common Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 11 of the Plan. In the event that any outstanding option under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Common Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.

                                   SECTION 7.

                             LIMITATIONS ON OPTIONS

   The aggregate fair market value (determined as of the time an option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by an Optionee during any calendar year under this Plan and any other Internal Revenue Code Section 422 plans of the Company, shall not exceed One Hundred Thousand Dollars ($100,000).


                                   SECTION 8.

                                DURATION OF PLAN

   Options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the earlier of the date the Plan is approved by the Board of Directors or the date it is approved by the shareholders of the Company.


                                   SECTION 9.

                                    PAYMENT

   Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, certified check, common stock of the Company valued at such stock's then "fair market value" as defined in Section 10 below, or such other form of payment as may be authorized by the Board or the Committee.


                                  SECTION 10.

                        TERMS AND CONDITIONS OF OPTIONS

   Each option granted pursuant to the Plan shall be evidenced by a written stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved by the Board or the Committee from time to time and may vary from Optionee to Optionee; provided, however, that each Optionee and each option Agreement shall comply with and be subject to the following terms and conditions:

   (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the Option. The option price per share shall not be less than one hundred percent (100%) of the fair market value of the Common Stock per share on the date the Board, or the Committee if so empowered by the Board, grants the option; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the option price per share of such an option granted to such Optionee shall not be less than one hundred ten percent (110%) of the fair market value of the Common Stock per share on the date of the grant of the option. For purposes hereof, if such stock is then reported in the national market system or is listed upon an established exchange or exchanges, "fair market value" of the Common Stock per share shall be the closing price of such stock in such national market system or on such stock exchange or exchanges on the date the option is granted or, if no sale of such stock shall have occurred on that date, on the next preceding day on which there was a sale of stock. If such stock is not so reported in the national market system or listed upon an exchange, "fair market value" shall be the mean between the "bid" and "asked" prices quoted by a recognized specialist in the Common Stock of the Company on the date the option is granted, or if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes. If such stock is not publicly traded as of the date the option is granted, the "fair market value" of the Common Stock shall be determined by the Board, or the Committee if so empowered by the Board in its sole discretion by applying principles of valuation with respect to all such options. The Board, or the Committee if so empowered by the Board, shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

   (b) Term and Exercisability of Option. The term during which any option granted under the Plan may be exercised shall be established in each case by the Board, or the Committee if so empowered by the Board, but in no event shall any option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if the Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the option by its terms shall not be exercisable after five (5) years from the date the option is granted. The Option Agreement shall state when the option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Board, or the Committee if so empowered by the Board, may accelerate the exercise date of any option granted hereunder which is not immediately exercisable as of the date of grant.

   (c) Transfer of Option. No option shall be transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution and, during the Optionee's lifetime, the option may be exercised only by the Optionee. If the Optionee shall attempt any transfer of any option granted under the Plan during his lifetime, such transfer shall be void and the option, to the extent not fully exercised, shall terminate.

   (d) Other Provisions. The Option Agreement authorized under this Section 10 shall contain such other provisions as the Board, or the Committee if so empowered by the Board, shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an "Incentive Stock Option" as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.

   (e) Holding Period. The disposition of any shares of Common Stock acquired by an Optionee pursuant to the exercise of an option described above shall not be eligible for the favorable taxation treatment of
         Section 421(a) of the Internal Revenue Code unless any shares so acquired are held by the Optionee for at least two (2) years from the date of the granting of the option under which the shares were acquired and at least one year after the acquisition of such shares pursuant to the exercise of such option, or such other periods as may be prescribed by the Internal Revenue Code. In the event of an Optionee's death, such holding period shall not be applicable pursuant to Section 421(c)(1) of the Internal Revenue Code.


                                  SECTION 11.

                   RECAPITALIZATION, SALE, MERGER OR EXCHANGE

   In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Common Stock covered by each outstanding option and the price per share thereof shall be equitably adjusted by the Board of Directors to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

   Unless otherwise provided in the Option Agreement, in the event of the sale by the Company of substantially all of its assets and the consequent discontinuance of its business, or in the event of a merger, exchange or liquidation of the Company, the Board of Directors may, in connection with the Board's adoption of the plan for sale, merger, exchange or liquidation, provide for one or more of the following: (i) the acceleration of the exercisability of outstanding options; (ii) the complete termination of this Plan and cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Optionees a reasonable period of time in which to exercise the options prior to the effectiveness of such sale, merger, exchange or liquidation); and (iii) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for sale, merger, exchange or liquidation and provide to Optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such sale, merger, exchange or liquidation. The Board of Directors shall have complete discretion to elect one or any combination of such options and shall be fully protected in doing so. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


                                  SECTION 12.

                               INVESTMENT PURPOSE

   No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Common Stock to Optionee, the Board, or the Committee if so empowered by the Board, may require Optionee to (a) represent that the shares of Common Stock are being acquired for investment and not resale and to make such other representations as the Board, or the Committee if so empowered by the Board, shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Optionee shall not dispose of the shares of Common Stock in violation of the Securities Act of 1933 or any other applicable securities laws. Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 12.

                                  SECTION 13.

                            RIGHTS AS A SHAREHOLDER

   An Optionee (or the Optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares (except as otherwise provided in Section 11 above). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 11).

                                  SECTION 14.

                             AMENDMENT OF THE PLAN

   The Board of Directors of the Company may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Sections 10 and 11, shall impair terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee. Notwithstanding the foregoing, no such revision or amendment shall, unless permitted by the Internal Revenue Code, (i) materially increase the number of shares subject to the Plan except as provided in Section 11 hereof; (ii) change the designation of the class of employees eligible to receive options; or (iii) decrease the price at which options may be granted. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause options to fail to meet the requirements of "Incentive Stock Options" as defined in Section 422 of the Internal Revenue Code.


                                  SECTION 15.

                        NO OBLIGATION TO EXERCISE OPTION

   The granting of an option shall impose no obligation upon the Optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Optionee in its employ for any period.

                                 CIPRICO, INC.

                           1996 RESTRICTED STOCK PLAN
                                  (As Amended)

                                   SECTION 1.

                                  DEFINITIONS

  As used herein, the following terms shall have the meanings indicated below:

  (a)  "Affiliates" shall mean a Parent or Subsidiary of the Company.

  (b) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. Each of the members of the Committee shall be a "disinterested" person within the meaning of Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934 as amended. As of the effective date of the Plan, a "disinterested" person under Rule 16b-3 generally means a person who, among other things, has not been, at any time within one year prior to his or her appointment to the Committee (or, if shorter, during the period beginning with the initial registration of the Company's equity securities under Section 12 of the Securities Exchange Act of 1934, as amended, and ending with the director's appointment to the Committee) and who will not be, while serving on such Committee, granted or awarded options under the Plan, or under any other plan of the Company or any of its Affiliates entitling participants to acquire stock, stock options, stock appreciation rights or similar rights that have an exercise or conversion privilege or a value derived from equity securities issued by the Company or its Affiliate, except to the extent permitted by Rule 16b-3, or any successor provision.

  (c)  The "Company" shall mean CIPRICO, INC., a Delaware corporation.

  (d) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.

  (e) "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

  (f) The "Participant" is the employee or officer of the Company or any Subsidiary to whom a restricted stock award has been granted.

  (g) The "Plan" means the Ciprico, Inc. 1996 Restricted Stock Plan, as amended hereafter from time to time, including the form of restricted stock agreements as they may be modified by the Board from time to time.

  (h) "Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 11) reserved for restricted stock awards pursuant to this Plan.

  (i) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.


                                   SECTION 2.

                                    PURPOSE

  The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the employment and retention of competent personnel and by furnishing incentive to officers and employees upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

  It is the intention of the Company to carry out the Plan through the granting of restricted stock awards. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company after the adoption of the Plan by the Board of Directors. In no event shall the risks of forfeiture on any restricted stock awards lapse prior to the date this Plan is approved by the shareholders of the Company. If shareholder approval of this Plan is not obtained, any restricted stock awards previously granted shall be revoked.


                                   SECTION 3.

                             EFFECTIVE DATE OF PLAN

  The Plan shall be effective upon its adoption by the Board of Directors of the Company, subject to approval by the shareholders of the Company as required in Section 2.


                                   SECTION 4.

                                 ADMINISTRATION

  The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board") or by a Committee which may be appointed by the Board from time to time. The Board or the Committee, as the case may be, shall have all of the powers vested in it under the provisions of the Plan, including but not limited to, the exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, the individuals to whom, and the time or times at which, restricted stock awards shall be granted, the number of shares of Stock subject to each award, the price (if any) to be paid for such shares of Stock, the risks of forfeiture that will apply to such shares of Stock and the manner in which such risks of forfeiture will lapse, and all other terms and conditions of each award.

  The Board, or the Committee, shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the written restricted stock agreements (which may vary from Participant to Participant) evidencing each award and to make all other determinations necessary or advisable for the administration of the Plan. The Board's, or the Committee's, interpretation of the Plan, and all actions taken and determinations made by the Board or the Committee pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan.

  In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.


                                   SECTION 5.

                                  PARTICIPANTS

  The Board or the Committee, as the case may be, shall from time to time, at its discretion and without approval of the shareholders, designate those officers and employees of the Company or of any Subsidiary to whom restricted stock awards shall be granted under this Plan. The Board or the Committee may grant additional restricted stock awards under this Plan to some or all Participants then holding awards or may grant restricted stock awards solely or partially to new Participants. In designating Participants, the Board or the Committee shall also determine the number of shares to be awarded to each such Participant, subject to the provisions of Section 8. The Board may from time to time designate individuals as being ineligible to participate in the Plan.


                                   SECTION 6.

                                     STOCK

  One Hundred Fifty Thousand (150,000) shares of authorized but unissued shares of Stock shall be reserved and available for restricted stock awards under the Plan; provided, however, that the total number of shares of Stock reserved for restricted stock awards under this Plan shall be subject to adjustment as provided in Section 11 of the Plan. In the event that all or any part of a restricted stock award under the Plan is forfeited for any reason, the shares of Stock allocable to the portion of such award for which the risks of forfeiture have not lapsed shall continue to be reserved for restricted stock awards under the Plan and may be subject to new restricted stock awards hereunder.

                                   SECTION 7.

                                DURATION OF PLAN

  Restricted stock awards may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board.


                                   SECTION 8.

                TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS


  Each restricted stock award granted pursuant to the Plan shall be evidenced by a written restricted stock agreement. The restricted stock agreement shall be in such form as may be approved from time to time by the Board or the Committee and may vary from Participant to Participant; provided, however, that each Participant and each restricted stock agreement shall comply with and be subject to the following terms and conditions:

  (a) Number of Shares. The restricted stock agreement shall state the total number of shares covered by the restricted stock award.

  (b) Issuance of Restricted Shares. The Company shall cause to be issued a stock certificate representing such shares of Stock in the Participant's name, and shall deliver such certificate to the Participant; provided, however, that the Company shall place a legend on such certificate describing the risks of forfeiture and other transfer restrictions set forth in the Participant's restricted stock agreement and providing for the cancellation and return of such certificate if the shares of Stock subject to the restricted stock award are forfeited. Until such risks of forfeiture have lapsed or the shares subject to such restricted stock award have been forfeited, the Participant shall be entitled to vote the shares represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

  (c) Withholding Taxes. In order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it as from the grant of restricted stock awards to a Participant under this Plan and to permit the Company to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, income or other taxes are withheld from any future wages or other amounts payable by the Company to the Participant. If the Company is unable to withhold such federal and state taxes, for whatever reason, the Participant hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal or state law prior to the transfer of any certificates for the shares of Stock subject to such restricted stock awards.

       The Participant may, subject to the discretion of the Board or the Committee, as the case may be, and such other administrative rules it may deem advisable, elect to have all or a portion of such tax withholding obligations satisfied by delivering previously-acquired shares of Stock, including shares received pursuant to a restricted stock award on which the risks of forfeiture have lapsed, such shares having a fair market value, as of the date the amount of tax to be withheld is determined under applicable tax law, equal to such obligations. Such election shall comply with such rules as may be adopted by the Board or the Committee to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

  (d) For purposes of Section 8(c), the "fair market value" of the Stock shall mean the last sale price of such stock as reported by Nasdaq on the date the amount of tax to be withheld is determined or, if no sale of such stock shall have occurred on that date, on the next preceding day on which there was a sale of such stock.

  (e)  Other Provisions.  The restricted stock agreement authorized under this
  Section 8 shall contain such other provisions as the Board or the Committee, as the case may be, shall deem advisable.


                                   SECTION 9

                               TRANSFER OF AWARD

  No restricted stock award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution, prior to the date the risks of forfeiture described in the restricted stock agreement have lapsed. If the Participant shall attempt any transfer of any restricted stock award granted under the Plan prior to such date, such transfer shall be void and the restricted stock award shall terminate.


                                  SECTION 10.

                               CHANGE OF CONTROL

  Notwithstanding anything in this Plan or any restricted stock agreement to the contrary, all risks of forfeiture applicable to a Participant's restricted stock awards shall immediately lapse upon a "change of control." For purposes of this Section 10, a "change of control" shall mean any of the following events:

  (a) Any exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off), merger, consolidation or similar transaction (collectively referred to as the "transaction") to which the Company is a party, whether or not such transaction is approved by the Company's Board of Directors, if the individuals and entities who were shareholders of the Company immediately prior to the effective date of such transaction have, immediately following the effective date of such transaction, beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of less than fifty percent (50%) of the total combined voting power (with respect to the election of directors) of all classes of securities issued by the surviving corporation;

(b) A change in the direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of securities of the Company representing, in the aggregate, a majority of the total combined voting power of all classes of the Company's then issued and outstanding securities by any person or entity or by a group of associated persons or entities acting in concert;

(c) The sale of substantially all of the properties and assets of the Company to any person or entity which is not a wholly-owned subsidiary of the Company;

(d) The approval of any plan or proposal for the liquidation of the Company by its shareholders; or

(e) A change in the composition of the Board of Directors at any time during any consecutive twenty-four (24) month period such that the "Continuing Directors" cease for any reason to constitute at least a seventy percent (70%) majority of the Board. For purpose of this event, "Continuing Directors" means those members of the Board who either (1) were directors at the beginning of such consecutive twenty-four (24) month period; or (2) were elected by, or on the nomination or recommendation of, at least a two-thirds (2/3) majority of the then existing Board of Directors.


                                  SECTION 11.

                    RECAPITALIZATION, SALE, MERGER, EXCHANGE
                                 OR LIQUIDATION

  In the event of an increase or decrease in the number of shares of Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Stock effected without receipt of consideration by the Company, the number of shares of Stock reserved under Section 6 hereof and the number of shares of Stock covered by each outstanding restricted stock award shall be adjusted by the Board to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same risks of forfeiture and other restrictions as are applicable to the shares with respect to which the adjustment relates.

  Unless otherwise provided in the restricted stock agreement, in the event of the sale by the Company of substantially all of its assets and the consequent discontinuance of its business, or in the event of a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off) or liquidation of the Company (collectively referred to as a "transaction"), the Board may, in connection with the Board's adoption of the plan for such transaction, provide for one or more of the following: (i) that all risks of forfeiture on any outstanding restricted stock awards shall immediately lapse; (ii) that this Plan shall completely terminate and any outstanding restricted stock awards for which the risks of forfeiture have not lapsed prior to a date specified by the Board shall be cancelled; and (iii) that this Plan shall continue with respect to the any restricted stock awards which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Participants holding such awards the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction. The grant of a restricted stock award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


                                  SECTION 12.

                               INVESTMENT PURPOSE

  No shares of Stock issued pursuant to the Plan shall be transferred or otherwise disposed of by a Participant unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Stock to a Participant, the Board or the Committee may require the Participant to (a) represent that the shares of Stock are being acquired for investment and not resale and to make such other representations as the Board, or the Committee, as the case may be, shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that the Participant shall not dispose of the shares of Stock in violation of the Securities Act of 1933 or any other applicable securities laws. The Company reserves the right to place a legend on any stock certificate issued pursuant to the Plan to assure compliance with this Section 12.


                                  SECTION 13.

                             AMENDMENT OF THE PLAN

  The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 11, shall impair the terms and conditions of any restricted stock award which is outstanding on the date of such revision or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 11 hereof,
(ii) change the designation of the class of employees eligible to receive restricted stock awards, or (iii) materially increase the benefits accruing to Participants under the Plan, unless such revision or amendment is approved by the shareholders of the Company.

                                  SECTION 14.

                      NO OBLIGATION TO CONTINUE EMPLOYMENT

  The granting of a restricted stock award hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Participant in its employ for any period.








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